UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2025

Intra-Cellular Therapies, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36274

Delaware	36-4742850
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

135 Route 202/206 Suite 6

Bedminster, NJ 07921

(Address of principal executive offices, including zip code)

(646) 440-9333

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITCI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 27, 2025, Intra-Cellular Therapies, Inc., a Delaware corporation (the “Company”), held a special meeting of the Company’s stockholders (the “Special Meeting”) in connection with the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 10, 2025, by and among the Company, Johnson & Johnson, a New Jersey corporation (“Johnson & Johnson”), and Fleming Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Johnson & Johnson (“Merger Sub”), pursuant to which, subject to the terms and conditions thereof, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Johnson & Johnson.

As of the close of business on February 13, 2025, the record date for the Special Meeting (the “Record Date”), there were 106,327,952 shares of common stock of the Company, par value $0.0001 per share (“Company Common Stock”) outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. There were no other classes or series of the Company’s stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the holders of 77,949,560 shares of Company Common Stock were present or represented by proxy, collectively representing approximately 73.31% of the total outstanding shares of Company Common Stock as of the Record Date, which constituted a quorum.

At the Special Meeting, the following proposals were voted upon (each of which is described in greater detail in the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by the Company with the Securities and Exchange Commission (“SEC”) on February 18, 2025):

Proposal 1 – The Merger Agreement Proposal: To adopt the Merger Agreement.

Proposal 2 – The Merger-Related Compensation Proposal: To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger and/or the transactions contemplated by the Merger Agreement.

For each proposal, each holder of Company Common Stock was entitled to one vote for each outstanding share of Company Common Stock owned on the Record Date. Each proposal was approved by the requisite vote of the Company’s stockholders. The Company also solicited proxies with respect to adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Agreement Proposal if there were insufficient votes at the time of the Special Meeting (the “Adjournment Proposal”). Because the Merger Agreement Proposal was approved, a vote on the Adjournment Proposal was not necessary. A summary of the voting results for each proposal is set forth below.

Proposal 1 – The Merger Agreement Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,685,024	88,362	176,174	0

Proposal 2 – The Merger-Related Compensation Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,312,178	29,129,164	508,215	0

The approval of the Merger Agreement Proposal satisfies the stockholder vote condition to the consummation of the Merger under the Merger Agreement. The Merger is expected to close on or around April 2, 2025.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed transaction, including financial estimates and statements as to the expected timing, completion and effects of the transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the transaction and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the transaction on anticipated terms and timing; (ii) litigation relating to the transaction that has been or could be instituted by or against the Company, Johnson & Johnson, or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the transaction will harm the Company’s business, including current plans and operations; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the transaction; (vi) continued availability of capital; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the transaction; (xii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xiv) competitive responses to the transaction; (xv) the Company’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by the Company with the SEC; and (xvii) the risks and uncertainties described in the Proxy Statement available from the sources indicated above. These risks, as well as other risks associated with the transaction, are more fully discussed in the Proxy Statement. While the list of factors presented here and the list of factors presented in the Proxy Statement are considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future event or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRA-CELLULAR THERAPIES, INC.

By:	/s/ Sanjeev Narula
Sanjeev Narula
Executive Vice President, Chief Financial Officer and Treasurer

Date:	March 27, 2025